UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2020 (May 28, 2020)

CALERES, INC.
(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the Annual Meeting of Shareholders held on May 28, 2020, the shareholders of Caleres, Inc. (the “Company”) approved a proposal to amend the Company’s restated certificate of incorporation (the “Certificate”) to amend Article Seventh of the Certificate to declassify the board of directors and provide that beginning with the class of directors standing for election at the Company’s 2021 annual meeting, directors will stand for election for one year terms. The term of office for each director elected at the 2021 annual meeting and thereafter will expire at the next succeeding annual meeting of shareholders. In each case, directors will hold office until their successors are elected and qualified, or until their earlier death, resignation or removal.

Effective as of May 28, 2020, the board of directors amended Article II, Section 1 of the Company's Bylaws to reduce the number of directors from twelve to ten and as a result of the shareholder approval of the amendments to the Certificate, to make corresponding changes to the Bylaws to reflect the declassification of the board of directors.

The foregoing description of the amendments to the Certificate and the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Certificate of Incorporation and Bylaws, copies of which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 28, 2020, four proposals described in the Notice of Annual Meeting of Shareholders dated April 17, 2020, were voted upon:

1.	The shareholders elected 3 directors, Mahendra R. Gupta, Carla C. Hendra and Wenda Harris Millard, each for a term of three years. The voting for each director was as follows:

Directors	For	Withheld	Broker Non-Votes
Mahendra R. Gupta	32,714,555	296,018	2,715,486
Carla C. Hendra	32,391,105	619,468	2,715,486
Wenda Harris Millard	32,487,065	523,508	2,715,486

The following directors have terms of office that continue after the meeting:  Lisa A. Flavin, Brenda C. Freeman, Lori H. Greeley, Ward M. Klein, Steven W. Korn, W. Patrick McGinnis and Diane M. Sullivan.

2.	The shareholders ratified the appointment of our independent registered public accountants, Ernst & Young LLP. The voting was as follows:

For	Against	Abstaining
35,000,224	646,333	79,502

3.	The shareholders approved the advisory resolution regarding executive compensation (“say on pay”). The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
28,338,773	4,447,591	224,209	2,715,486

4.	The shareholders approved an amendment to the restated certificate of incorporation to declassify the Company’s board of directors. The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
32,662,893	213,669	134,011	2,715,486

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	3.1	Restated Certificate of Incorporation
	3.2	Bylaws
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: May 29, 2020	/s/ Thomas C. Burke
Thomas C. Burke
Vice President, General Counsel and Secretary